SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

September 18, 2007
Date of Report

UQM Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Colorado (State or other jurisdiction of incorporation)	1-10869 (Commission File Number)	84-0579156 (IRS Employer Identification #)

 7501 Miller Drive, Frederick, Colorado 80530
(Address of Principal Executive Office)

(303) 278-2002
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

This Current Report on Form 8-K is filed by UQM Technologies, Inc., a Colorado corporation, in connection with the matters described herein.

Item 1.01 Entry into a Material Definitive Agreement

Amendment to the Employment Agreement of William G. Rankin - The Company's Chairman, President and Chief Executive Officer, William G. Rankin, is a party to an employment agreement with the Company. This Agreement is incorporated by reference from the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2007 as Exhibit 10.15. The Company's Compensation and Benefits Committee authorized various amendments to the agreement and extended its expiration date from December 31, 2010 to August 22, 2012. The amended employment agreement was executed on September 18, 2007. Significant changes to the amended employment agreement, a copy of which is included as an exhibit to this Report, include the removal of a provision requiring Mr. Rankin to continue as Chairman of the Board of Directors following his retirement from the Company; and revision of the payment schedule for severance benefits under the Agreement to the earliest date permitted under Internal Revenue Code Section 409A from three equal annual installments beginning on the date of termination.

Amendment to Employment Agreement of Donald A. French - The Company's Secretary, Treasurer and Chief Financial Officer, Donald A. French, is a party to an employment agreement with the Company. This Agreement is incorporated by reference from the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2007 as Exhibit 10.9. The Company's Compensation and Benefits Committee authorized various amendments to the agreement and extended its expiration date from December 31, 2007 to August 22, 2012. The amended employment agreement was executed on September 18, 2007. Significant changes to the amended employment agreement, a copy of which is included as an exhibit to this Report, include the revision of the payment schedule for severance benefits under the Agreement to the earliest date permitted under Internal Revenue Code Section 409A from two equal annual installments beginning on the date of termination; the addition of a provision that entitles Mr. French to a severance payment equal to one month's salary for each complete year of service as an officer of the Company upon voluntary termination of his employment with the Company up to a maximum payment of twenty-four months salary, provided he has submitted at least six months prior notice to the Company; and the addition of a provision providing that should Mr. French's employment terminate for any reason other than cause, under certain conditions specified in the agreement, all unvested stock option and bonus stock awards held by Mr. French at that time may become fully vested.

Employment Agreement of Ronald M. Burton - On September 18, 2007, the Company entered into an Employment Agreement with its Senior Vice President of Operations, Ronald M. Burton, for an initial term expiring on August 22, 2012. Pursuant to the Agreement, a copy of which is included as an exhibit to this Report, Mr. Burton shall receive an annual base salary of $167,400 and an annual automobile allowance of $9,720. Mr. Burton may also receive cash bonuses, stock awards and stock options at the discretion of the Company's Compensation and Benefits Committee. The employment agreement provides that that if employment is terminated by the Company without cause during or after the term of the Agreement or upon retirement after age 62 1/2, or upon attaining 20 years of service as an officer of the Company, Mr. Burton shall receive one month's salary for each completed full year of service as an officer of Employer, or six (6) months' salary, whichever is greater. If Mr. Burton terminates his employment voluntarily, he shall receive six months salary if he provides at least six months notice. If less than six months notice is provided he is entitled to a severance payment equal to two months salary. On termination by the Company following a hostile change of control of the Company, Mr. Burton shall receive twice the payment due on a termination by the Company in the absence of a change of control. If Mr. Burton dies during employment, his estate shall receive three months salary. Under the Agreement, Mr. Burton may retire after attaining 62 1/2 years of age or upon completing 20 years of service as an officer of the Company. Under certain conditions specified in the agreement, all unvested stock option and bonus stock awards held by Mr. Burton at that time, may become fully vested and he may be entitled to continue to participate in the Company's group health insurance plan (at his cost) until he attains age 65. The employment agreement further provides that the Company shall maintain at its expense, life insurance coverage on Mr. Burton payable to his designees in an amount equal to three times his annual compensation. Mr. Burton has agreed to at no time disclose to others any confidential information relating to the business affairs of the Company for any purpose other than the conduct of the Company's business and he has agreed to assign to the Company all right, title and interest in any inventions and patents developed in whole or in part by him, individually or with others, at any time during the term of the Employment Agreement which relates to the business of the Company. The Employment Agreement further provides that Mr. Burton, for a period of one year after the term of his Employment Agreement, will not become affiliated with any person, firm or corporation whose business is similar to or in competition with the Company and he has agreed that for a period of one year after termination of the Employment Agreement, to not induce or attempt to induce any employee of the Company to leave the employ of the Company; nor will he induce or attempt to induce any customer, supplier or licensee to cease doing business with the Company.

Employment Agreement of Jon Lutz - On September 18, 2007, the Company entered into an Employment Agreement with its Vice President of Technology, Jon Lutz, for an initial term expiring on August 22, 2012. Pursuant to the Agreement, Mr. Lutz shall receive an annual base salary of $134,000 and an annual automobile allowance of $9,720. Mr. Lutz may also receive cash bonuses, stock awards and stock options at the discretion of the Company's Compensation and Benefits Committee. The employment agreement, a copy of which is included as an exhibit to this Report, provides that that if employment is terminated by the Company without cause during or after the term of the Agreement or upon retirement after age 621/2, or upon attaining 20 years of service as an officer of the Company, Mr. Lutz shall receive one month's salary for each completed full year of service as an officer of Employer, or six (6) months' salary, whichever is greater. If Mr. Lutz terminates his employment voluntarily, he shall receive six months salary if he provides at least six months notice. If less than six months notice is provided he is entitled to a severance payment equal to two months salary. On termination by the Company following a hostile change of control of the Company, Mr. Lutz shall receive twice the payment due on a termination by the Company in the absence of a change of control. If Mr. Lutz dies during employment, his estate shall receive three months salary. Under the Agreement, Mr. Lutz may retire after attaining 62 1/2 years of age or upon completing 20 years of service as an officer of the Company. Under certain conditions specified in the agreement, all unvested stock option and bonus stock awards held by Mr. Lutz at that time may become fully vested and he may be entitled to continue to participate in the Company's group health insurance plan (at his cost) until he attains age 65. The employment agreement further provides that the Company shall maintain at its expense, life insurance coverage on Mr. Lutz payable to his designees in an amount equal to three times his annual compensation. Mr. Lutz has agreed to at no time disclose to others any confidential information relating to the business affairs of the Company for any purpose other than the conduct of the Company's business and he has agreed to assign to the Company all right, title and interest in any inventions and patents developed in whole or in part by him, individually or with others, at any time during the term of the Employment Agreement which relates to the business of the Company. The Employment Agreement further provides that Mr. Lutz, for a period of one year after the term of his Employment Agreement, will not become affiliated with any person, firm or corporation whose business is similar to or in competition with the Company and he has agreed that for a period of one year after termination of the Employment Agreement, to not induce or attempt to induce any employee of the Company to leave the employ of the Company; nor will he induce or attempt to induce any customer, supplier or licensee to cease doing business with the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 Amended Employment Agreement of William G. Rankin dated September 18, 2007.

10.2 Amended Employment Agreement of Donald A. French dated September 18, 2007.

10.3 Employment Agreement of Ronald M. Burton dated September 18, 2007.

10.4 Employment Agreement of Jon Lutz dated September 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM Technologies, Inc., Registrant
September 20, 2007	/s/ Donald A. French Donald A. French, Treasurer